As filed with the Securities and Exchange Commission on March 16, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2012, W. R. Berkley Corporation (the “Company”) agreed to sell $350 million aggregate principal amount of its 4.625% Senior Notes due 2022 (the “Securities”). The Securities were offered pursuant to the Prospectus Supplement dated March 13, 2012 to the Prospectus dated November 22, 2011, filed as part of the Registration Statement on Form S-3 (No. 333-178121) that became effective when filed with the Securities and Exchange Commission on November 22, 2011.

Underwriting Agreement

On March 13, 2012, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, with respect to the offer and sale of $350 million aggregate principal amount of the Securities. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

Eighth Supplemental Indenture

Attached as Exhibits 4.1 and 4.2 hereto are the Indenture, relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York Mellon (formerly The Bank of New York), as trustee (the “Trustee”) (the “Indenture”), and the Eighth Supplemental Indenture, relating to the Securities, entered into between the Company and the Trustee on March 16, 2012 (the “Eighth Supplemental Indenture”).

Item 9.01 Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into Registration Statement (No. 333-178121) filed by the Company.

(d) Exhibits

1.1	Underwriting Agreement, dated as of March 13, 2012, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein.

4.1	Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2	Eighth Supplemental Indenture, dated as of March 16, 2012, between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

*	Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President - Chief Financial Officer

Date: March 16, 2012

EXHIBIT INDEX

Exhibit:

1.1	Underwriting Agreement, dated as of March 13, 2012, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein.

4.1	Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2	Eighth Supplemental Indenture, dated as of March 16, 2012, between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

*	Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.